                             THE VANTAGEPOINT FUNDS

  Supplement dated July 23, 2003 to the Prospectus and Statement of Additional
                     Information ("SAI") dated May 1, 2003

This supplement provides new and additional information beyond that which is contained in the Prospectus and SAI.

THE FOLLOWING SHOULD BE READ IN CONJUNCTION WITH THE INFORMATION FOUND UNDER THE HEADING "MANAGEMENT OF THE FUNDS" ON PAGE 30 OF THE PROSPECTUS AND UNDER THE HEADING "INFORMATION ABOUT THE OFFICERS AND DIRECTORS" ON PAGE 11 OF THE STATEMENT OF ADDITIONAL INFORMATION.

At a meeting held on July 10, 2003, the Board of Directors of The Vantagepoint Funds (the "Fund") appointed Joan McCallen to serve as Acting President of the Fund. Ms. McCallen also serves as Acting President of Vantagepoint Investment Advisers, LLC, the adviser to the Fund ("VIA") and Acting Chief Executive Officer of ICMA Retirement Corporation ("RC"). VIA is a wholly owned subsidiary of RC.

Prior to her appointment as Acting CEO of RC, she held the position of Executive Vice President and Chief Operations Officer of RC. In her role as EVP & COO, she was responsible for creating, managing, controlling and accomplishing the operational business plans and objectives of the corporation. She has had oversight of the following business functions: legal, product development, financial transaction record keeping, client relations, investor services, information technology, communications/public relations and financial operations (unit/share value pricing).

Ms. McCallen has over 20 years of experience working in the public sector with defined contribution and deferred compensation plans. Prior to joining RC in January 1997, she served in numerous capacities at Great-West Life for 21 years. Her career at Great-West culminated as President of FASCorp (the subsidiary providing plan administration services for both the public and private sector).

Ms. McCallen received a Bachelor of Science (Honors) and a Masters of Science specializing in pure mathematics from the University of Manitoba.

All references to Mr. Girard Miller are replaced by this information about Ms. McCallen.




                   RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE